SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |_| Filed by a Party other than the Registrant |X| Check the appropriate box:
|_|   Preliminary Proxy Statement         |_| Confidential, for Use of the
|X|   Definitive Proxy Statement              Commission Only (as
|_|   Definitive Additional Materials         permitted by Rule 14a-6(e)(2))
[_|   Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12

                                   SC Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                        Basswood Financial Partners, L.P.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

(3) Filing Party:

--------------------------------------------------------------------------------

(4) Date Filed:

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
                        BASSWOOD FINANCIAL PARTNERS, L.P.
                                52 Forest Avenue
                            Paramus, New Jersey 07652



                                            March 21, 1997

Concerned Shareholder,

As the investment manager of Basswood Financial Partners, L.P., which together with its affiliates currently owns 9.77% of the outstanding shares of Common Stock of SC Bancorp, I have become increasingly disturbed at the very slow progress our Company has been making toward achieving even mediocre profitability.

For the year ended December 31, 1996, the Company reported earnings per share of $.60 per share, which represented a 9.4% return on average equity. This was significantly below the mean return on average equity of approximately 15% for 430 publicly-traded banks in the United States based on 1995 and 3rd quarter annualized 1996 data published by SNL Securities. In addition, the Company's efficiency ratio (expenses divided by revenue) for the year was 74.7%. This ratio was significantly worse than the mean efficiency ratio of approximately 60.5% for 430 publicly-traded banks in the United States based on 1995 data published by SNL Securities.

Management of the Company has repeatedly stated its strategy of raising profitability by acquiring other financial institutions and combining them with our Company. Unfortunately for this strategy, acquisition prices for financial institutions in California have risen dramatically in the past year, making it unlikely that any bargains will be found. More recently, on February 3, 1997, the Company announced that it had retained investment bankers to facilitate "consideration of all strategic alternatives". The Company has never specified what strategic alternatives are being considered, and further information has not been forthcoming.

In light of our Board of Directors' failure to announce a plan for enhancing shareholder value and its failure to clarify it views concerning the Company's strategic direction, Basswood Financial Partners, L.P. is proposing to add three new directors to the Board. These new directors will be open minded with regard to the options of selling our Company or otherwise enhancing shareholder value.

In order to add three new directors to the Board, Basswood Financial is soliciting shareholder consents to expand the Board of Directors by three positions, and to elect Bennett Lindenbaum, Paul W. Kurzeka and William M. Tomlinson, II as directors, each as more fully described in the accompanying consent statement.

We urge you to grant your consent to the proposed actions. If you agree with me and feel that all available options for increasing the value of our shares should be explored, including selling our Company, please read the enclosed consent statement carefully, and sign, date and return the BLUE consent in the envelope provided.

                                            Very truly yours,

                                            BASSWOOD FINANCIAL PARTNERS, L.P.


                                            Matthew Lindenbaum

                    SOLICITATION OF CONSENTS OF SHAREHOLDERS
                                       OF
                                   SC BANCORP
                                 ---------------

             CONSENT STATEMENT OF BASSWOOD FINANCIAL PARTNERS, L.P.

     This Consent Statement is being furnished to holders of shares of Common Stock, no par value (the "Shares"), of SC Bancorp, a California corporation (the "Company"), in connection with the solicitation by Basswood Financial Partners, L.P. ("the Soliciting Shareholder") of consents of shareholders of the Company to the actions described below:

         RESOLUTION NUMBER 1. The amendment of the By-laws of the Company to expand the number of directors of the Company to 12 from 9 by adding one director to each of Class I, Class II and Class III.

         RESOLUTION NUMBER 2. The election of Paul W. Kurzeka as a Class I director of the Company, to serve until the 1997 annual meeting of shareholders, William M. Tomlinson, II as a Class II director of the Company, to serve until the 1998 annual meeting of shareholders, and Bennett Lindenbaum (collectively with Messrs. Kurzeka and Tomlinson, the "Nominees") as a Class III director of the Company, to serve until the 1999 annual meeting of shareholders.

     The Nominees can provide valuable insight and guidance in a time of rapid evolution of the banking industry. They are independent of the Company's management, and should be able to bring new ideas and insights to the Company's management and Board of Directors. Moreover, the Nominees have indicated their opposition to programs which serve to entrench management or adversely affect shareholder value and their openness to steps (which may include seeking buyers for the Company) intended to enhance shareholder value. For these reasons, we believe that the election of the Nominees will enhance the Company's profitability and financial performance and its ability to provide greater value for shareholders. The full text of the resolutions described above are set forth in Annex A to this Consent Statement and on the BLUE consent enclosed herewith. Information concerning the proposals and the Nominees is set forth under the captions "Reasons for the Consent Solicitation" and "the Nominees" below, and in Annexes B, C and D to this Consent Statement.

     This Consent Statement, the accompanying Letter to Shareholders and the accompanying BLUE consent are first being mailed to shareholders on or about March 21, 1997. The actions set forth in the resolutions described above may be effected by the consent of the holders of a majority of the Shares outstanding at the close of business on February 28, 1997, which is the record date for the solicitation that has been set by the Company's Board of Directors (the "Record Date"). See "Solicitation of Consents" below.

     THE SOLICITING SHAREHOLDER URGES YOU TO SUPPORT ITS PROPOSALS BY SIGNING, DATING AND RETURNING (OR CAUSING THE RECORD HOLDER TO SIGN, DATE, AND RETURN) THE ENCLOSED BLUE CONSENT IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE, AND, IN ANY EVENT, NOT LATER THAN APRIL 29, 1997.

     YOU ARE URGED TO SUBMIT A BLUE CONSENT EVEN IF YOUR SHARES WERE SOLD AFTER THE RECORD DATE. IF YOU PURCHASED SHARES AFTER THE RECORD DATE AND WISH TO GRANT YOUR CONSENT COVERING SUCH SHARES, YOU SHOULD OBTAIN A PROXY FROM THE SELLER OF SUCH SHARES.

     IF YOUR SHARES WERE HELD IN THE NAME OF A BROKERAGE FIRM, BANK OR NOMINEE ON THE RECORD DATE, ONLY SUCH FIRM CAN EXECUTE A CONSENT COVERING THOSE SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR THE BLUE CONSENT TO BE EXECUTED WITH RESPECT TO YOUR SHARES AND DELIVERED AS DESCRIBED ABOVE.

     YOUR PROMPT ACTION IS IMPORTANT. WE URGE YOU TO GRANT YOUR CONSENT BY SIGNING, DATING, AND RETURNING THE ENCLOSED BLUE CARD TO US IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. IF YOU SIGN YOUR CONSENT CARD BUT DO NOT INDICATE YOUR REQUESTED ACTION WITH RESPECT TO THE PROPOSAL BY CHECKING THE APPROPRIATE BOX, YOU WILL BE DEEMED TO HAVE GIVEN YOUR CONSENT.








                   IF YOU HAVE ANY QUESTIONS ABOUT GIVING YOUR
                 CONSENT OR REQUIRE ASSISTANCE, PLEASE CONTACT:



                        BASSWOOD FINANCIAL PARTNERS, L.P.
                                52 FOREST AVENUE
                            PARAMUS, NEW JERSEY 07652

                                 (201) 843-3644

                      REASONS FOR THE CONSENT SOLICITATION

INTRODUCTION

     As the beneficial owner of 527,094 Shares, or approximately 7.05% of the outstanding Shares, the Soliciting Shareholder is deeply concerned over the way in which the Company is being managed by its current executives and its current Board of Directors.

     For the year ended December 31, 1996, the Company reported earnings per share of $.60 per share, which represented a 9.4% return on average equity. This was significantly below the mean return on average equity of approximately 15% for 430 publicly-traded banks in the United States based on 1995 and 3rd quarter annualized 1996 data published by SNL Securities. In addition, the Company's efficiency ratio (expenses divided by revenue) for the year was 74.7%. This ratio was significantly worse than the mean efficiency ratio of approximately 60.5% for 430 publicly-traded banks in the United States based on 1995 data published by SNL Securities.

     The Soliciting Shareholder is convinced that, with the addition of new, independent directors, shareholder value can be enhanced and the best interests of the shareholders can be accorded the appropriate highest priority. The Nominees can provide valuable guidance in a time of rapid evolution of the banking industry. They are dedicated to supporting measures which can improve the Company's performance and returns to shareholders.

BACKGROUND OF THE CONSENT SOLICITATION

     Since the Soliciting Shareholder first acquired Shares in 1994, representatives of the Soliciting Shareholder have met with representatives of the Company on several occasions, including meetings in Fall 1995, February 1996 and June 1996 with H.A. Beisswenger, Chairman of the Board of Directors of the Company, at which Mr. Beisswenger acknowledged that the Company's financial performance was inferior compared to California financial institutions of similar size. Discussions regarding alternatives for improving the Company's performance focused on the potential for increasing revenues by expanding the Company's loan portfolio and on the potential for reducing overhead costs by divesting branches and reducing employee headcount.

     Representatives of the Soliciting Shareholder have met with Larry D. Hartwig, President and Chief Executive Officer of the Company, on three occasions, including one meeting in Fall 1994 at the offices of the Company in Anaheim, California, a meeting in May 1995 at the offices of Oppenheimer & Co. in New York and a meeting in August 1996 at the offices of counsel to the Company, which meeting was also attended by the Company's counsel and financial advisor and the Soliciting Shareholder's counsel. At such meetings, the Company's current and prospective financial performance and results of operations were discussed, and the representatives of the Soliciting Shareholder attempted to evaluate whether the Company's management would pursue opportunities for the acquisition of the Company by another financial institution or other purchaser if any such party indicated a willingness to pursue such a transaction. As a result of such meetings, the Soliciting Shareholder determined that in its view, management had no workable plan for enhancing shareholder value.

     On October 10, 1996, Basswood Partners, L.P. ("Basswood Partners") wrote to the Board of Directors of the Company, stating its disappointment in the financial results of the Company noting that community banks in Southern California were consolidating at an accelerating rate, resulting in sales which represented substantial premiums relative to the book values and pre-sale share prices of such institutions. Basswood also stated its belief that larger financial institutions might have a serious interest in purchasing the Company. That belief was based, among other things, on the observation that certain financial institutions, such as Washington Mutual, CU Bancorp, Glendale Federal Savings Bank, City National Bancorp and Monarch Bancorp had recently announced acquisitions or been reported as interested in making acquisitions of smaller banks in southern California. Basswood Partners also stated that it intended to communicate with other shareholders of the Company regarding methods to enhance shareholder value. In addition, Basswood Partners requested the right to inspect and copy certain records of the Company, including the record of shareholders of the Company. The record of shareholders of the Company was subsequently provided to Basswood Partners.

     On November 26, 1996, the Soliciting Shareholder, Basswood International Fund, Inc. and 1994 Garden State Trust filed a Notice of Change in Bank Control with the Federal Reserve Bank of San Francisco concerning their possible acquisition of additional Shares, up to an aggregate of 14.9% of the outstanding Shares. Such entities subsequently withdrew such application, informing the Federal Reserve Bank that the Soliciting Shareholder had determined to remain free from restrictions in order to pursue other strategies for maximizing shareholder value, including the solicitation of shareholder consents to the election of the Nominees as described herein.

     On September 1, 1995, Bennett Lindenbaum, Matthew Lindenbaum and Basswood Partners, the sole general partner of the limited partnership, filed a statement on Schedule 13D (the "Schedule 13D") with the Securities and Exchange Commission (the "Commission") disclosing the extent of such individuals' and entities' beneficial ownership of outstanding Shares. The Schedule 13D was amended on or about December 27, 1995 and June 3, 1996 to reflect changes in such beneficial ownership. The Schedule 13D was amended on October 10, 1996 to disclose that Matthew Lindenbaum and Bennett Lindenbaum were speaking with other shareholders of the Company and other parties in order to discuss methods of enhancing shareholder value. The Schedule 13D was amended on November 26, 1996 and December 27, 1996 to reflect changes in such individuals' and entities' beneficial ownership and to disclose certain other developments described above.

     On January 21, 1997, the Soliciting Shareholder filed a preliminary version of this consent statement with the Securities and Exchange Commission. On February 3, 1997, the Company announced that the Board of Directors had adopted an amendment to its By-laws regarding the establishment of a record date for written consent solicitations, under which shareholders seeking to take action by written consent in lieu of a shareholders' meeting will be required to request that the Board of Directors establish a record date for determining shareholders entitled to execute such consents. Simultaneously with the announcement of such amendment, the Company indicated that it was exploring all strategic alternatives for best enhancing shareholder value.

     On February 10, 1997, the Soliciting Shareholders requested that the Board of Directors set a record date for the consent solicitation made hereby. On February 18, 1997, the Soliciting Shareholder provided the Company with certain information concerning the Nominees in accordance with the Company's Bylaws. On February 18, 1997, the Schedule 13D was amended to reflect those communications. As of the date of this consent statement, the Soliciting Shareholder has not received any responses to its letters. On February 21, 1997, however, the Company announced that the Board of Directors had set February 28, 1997 as the Record Date.

                 THE SOLICITING SHAREHOLDER AND RELATED PARTIES

     The Soliciting Shareholder, a Delaware limited partnership, is a private investment partnership whose principal business is investing in securities for its own account. The Soliciting Shareholder's principal place of business is 52 Forest Avenue, Paramus, New Jersey 07652. The Soliciting Shareholder's sole general partner is Basswood Partners, a Delaware limited partnership, the sole general partner of which is Basswood Management, Inc., a Delaware corporation ("Basswood Management") of which Matthew Lindenbaum and Bennett Lindenbaum are the sole stockholders, directors and officers. Basswood Management is the investment manager of Basswood International Fund, Inc., a Cayman Islands exempted company ("Basswood International") the principal business of which is investing in securities for its own account. Basswood Partners is the sole general partner of Whitewood Financial Partners, L.P., a Delaware limited partnership ("Whitewood") the principal business of which is investing in securities for its own account. Matthew Lindenbaum and Bennett Lindenbaum are the sole trustees of 1994 Garden State Trust, a New Jersey trust ("Garden State" and, collectively with the Soliciting Shareholder, Basswood International and Whitewood, the "Basswood Interests"), which is a family investment trust.

     As of the date hereof, the Basswood Interests beneficially own an aggregate of 730,499 Shares, or approximately 9.77% of the outstanding Shares. In addition, Matthew Lindenbaum owns 100 Shares in his own name, of record. The Basswood Interests and Matthew Lindenbaum have executed consents in the form of the BLUE consent enclosed herewith. Additional information concerning the Basswood Interests, the Nominees, and certain related persons and parties and their holdings of Shares is set forth in Appendix B.

                                  THE NOMINEES

     The Soliciting Shareholder is soliciting your consent to expand the Company's Board of Directors by three members and to elect the three Nominees as directors of the Company. The Nominees can provide valuable insight and guidance in a time of rapid evolution of the banking industry. They are independent of the Company's management, and should be able to bring new ideas and insights to the Company's management and Board of Directors. The Nominees are opposed to management's previously announced strategy of growing the Company through further acquisitions of small banking institutions. The Nominees believe that community banks in Southern California have become significantly overvalued as the result of recent bank merger activity in the region, making it highly unlikely that the Company will be able to locate acquisition candidates trading at reasonable valuations. Moreover, it is the Nominees' view that many of the acquiring institutions in these recent deals have exhibited superior financial performance and have track records of successfully integrating previously-acquired acquisitions, in contrast to the Company's lackluster financial performance, described above, and non-existent track record in integrating acquired banks.

     The Nominees are committed to accelerating, and successfully concluding, the process of exploring strategic alternatives for the Company, which the Company announced on February 3rd. The Nominees have indicated their openness to taking steps intended to enhance shareholder value, including increasing revenues by expanding the Company's loan portfolio, and evaluating the Company's operations to increase efficiency, by, for example, reducing overhead expenses through eliminating branches and cutting operating costs through reducing employee headcount.

     Most importantly, the Nominees have expressed their openness to seeking buyers for the Company. The Nominees believe that the same conditions that make it unwise for management to pursue its strategy of growth by acquisition of other banks, particularly the substantial acquisition premiums at which community banks are currently being sold, make this time an attractive period to consider selling the Company to a larger institution at a premium. For these reasons, we believe that the election of the Nominees may enhance the Company's ability to attain an acceptable level of profitability and financial performance and to provide greater value for shareholders.

     The Nominees named in the table below have furnished the following information concerning their principal occupations, business addresses and other matters. Each of the Nominees has expressed his willingness to serve on the Company's Board of Directors. Each of the Nominees is a citizen of the United States.



                                                    PRESENT PRINCIPAL OCCUPATION OR
                                                        EMPLOYMENT AND FIVE-YEAR
NAME AND BUSINESS ADDRESS                 AGE             EMPLOYMENT HISTORY
-------------------------                 ---       -------------------------------


Bennett Lindenbaum                         34       Vice President,
52 Forest Avenue                                    Basswood Management, Inc.,
Paramus, New Jersey 07652                           an investment manager.

Paul W. Kurzeka                            44       Senior Partner,
1000 Town Center Drive, 6th Floor                   Nordman, Cormany, Hair & Compton,
Oxnard, California 93031                            a law firm.

William M. Tomlinson, II                   35       Chief Financial Officer,
250 West Central Avenue                             Tomlinson Enterprises,
Brea, California 92821                              a property management and
                                                    development company.


     Except as set forth in this Consent Statement or in the Appendices hereto, to the best knowledge of the Soliciting Shareholder, none of the persons participating in this solicitation on behalf of the Soliciting Shareholder, nor their respective associates, nor any of the Nominees (i) owns beneficially, directly or indirectly, or has the right to acquire, any securities of the Company or any parent or subsidiary of the Company, (ii) owns any securities of the Company of record but not beneficially, (iii) has purchased or sold any securities of the Company within the past two years, (iv) has incurred indebtedness for the purpose of acquiring or holding securities of the Company,
(v) is or has been a party to any contract, arrangement or understanding with respect to any securities of the Company within the past year, (vi) has had or is to have a direct or indirect material interest in any transaction with the Company since the beginning of the Company's last fiscal year, or any proposed transaction, to which the Company or any of its affiliates was or is a party,
(vii) has been indebted to the Company or any of its subsidiaries since the beginning of the Company's last fiscal year or (viii) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

     None of the corporations or other entities in which any of the Nominees have conducted his principal occupation or employment was a parent, subsidiary or other affiliate of the Company and none of the Nominees holds any position or office with the Company, has any family relationship with any executive officer or director of the Company or each other, or has been involved in any legal proceedings of the type required to be disclosed by the rules governing this solicitation.

     WE REQUEST THAT EACH SHAREHOLDER CONSENT TO THE ACTIONS SPECIFIED IN THE RESOLUTIONS SET FORTH IN THE BLUE CONSENT ENCLOSED HEREWITH. SHAREHOLDERS ARE REQUESTED PROMPTLY TO SIGN AND DATE THE ENCLOSED BLUE CONSENT AND RETURN IT IN THE ENVELOPE PROVIDED HEREWITH.


                                   THE COMPANY

     The Company is subject to the informational filing requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and, in accordance therewith, is required to file with the Commission periodic reports, proxy statements and other informational filings relating to its business, financial condition and other matters. The Company is required to disclose in such proxy statements, reports and other informational filings certain information as of particular dates concerning the Company's operating results, financial condition, directors and officers, their remuneration, stock options and other equity based compensation granted to them, the principal holders of the Company's securities, material interests of such persons in transactions with the Company and other matters. Such reports, proxy statements and other informational filings required by the Exchange Act are available for inspection at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices in New York at 7 World Trade Center, 13th Floor, New York, New York 10048 and Chicago at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials may also be obtained by mail, upon payment of the Commission's customary fees, from the Public Reference Section of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Such material also may be accessed electronically by means of the Commission's Internet home page at http://www.sec.gov. In addition, such reports, proxy statements and other information concerning the Company should be available for inspection at the American Stock Exchange, 86 Trinity Place, New York, New York 10006. The mailing address of the principal executive offices of the Company is 3800 East LaPalma Avenue, Anaheim, California 92807.


                            SOLICITATION OF CONSENTS

THE CONSENT PROCEDURE

     Article VII of the Company's Amended and Restated By-laws (the "By-laws") provides that new By-laws may be adopted, or the By-laws may be amended or repealed, by the approval of the outstanding shares or by the approval of the Company's Board of Directors; provided, however, that a By-law specifying or changing a fixed number of Directors or the maximum or minimum number or changing from a fixed to a variable Board of Directors or vice-versa may only be adopted by approval of the outstanding shares, complying, if applicable, with
Section 212 of the California General Corporation Law (the "GCL"). The By-laws provide that if the Company's Articles of Incorporation (the "Articles") set forth the authorized number of directors of the Company, the authorized number of directors may be changed only by an amendment of the Articles. Section 2 of

Article II of the By-laws provides that the number of directors shall be nine, and the Articles contain no provision with respect to the number of directors.
Section 212 of the GCL provides, among other things, that a By-law specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable board or vice versa may only be adopted by approval by the affirmative vote of a majority of the outstanding shares entitled to vote. Accordingly, adoption of Resolution Number 1, which would amend the By-laws to change the number of directors, requires approval by the affirmative vote of a majority of the outstanding Shares.

     Section 305(b) of the GCL provides that the shareholders may elect a director at any time to fill a vacancy not filled by the Board of Directors.

     Section 603(a) of the GCL provides that unless otherwise provided in a corporation's articles of incorporation, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Section 603(d) of the GCL, which provides that, notwithstanding
Section 603(a), directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors, is expressly subject to Section 305(b), described above, which permits shareholders to fill vacancies created in a corporation's board of directors.

     Under the GCL, only holders of record on the Record Date are eligible to give the consents solicited hereby. On February 3, 1997, the Company announced that the Board of Directors had adopted an amendment to its By-laws requiring any shareholder seeking to take action by written consent in lieu of a shareholders' meeting to request that the Board of Directors establish a record date for determining the shareholders entitled to execute such consents. The Soliciting Shareholder filed a request pursuant to this By-law, and the Company subsequently announced that the Board of Directors had established the Record Date as February 28, 1997.

     The GCL sets no limit on the length of time for which written consents are valid. However, it is possible that Section 9, Paragraph 1, of the Company's By-laws could be viewed as requiring that written consents be used not later than 60 days after the record date with respect thereto. In such event, the Soliciting Shareholder would be required to deliver the consents solicited hereby to the Company not later than April 29, 1997.

     CONSEQUENTLY, THE SOLICITING SHAREHOLDER REQUESTS THAT EACH SHAREHOLDER SIGNS, DATES AND RETURNS (OR CAUSES THE RECORD HOLDER TO SIGN, DATE AND RETURN) THE ENCLOSED BLUE CONSENT CARD AS SOON AS POSSIBLE AND, IN ANY EVENT, NOT LATER THAN APRIL 29, 1997.

     ABSTAINING FROM GIVING A CONSENT OR NOT RETURNING A SIGNED CONSENT WILL HAVE THE SAME EFFECT AS WITHHOLDING CONSENT TO THE PROPOSED ACTIONS.

     Section 603(b)(2) of the GCL provides that prompt notice of the taking of any corporate action approved by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders entitled to vote who have not consented in writing. If the actions described herein are taken, the Nominees will use their best efforts to cause the Company promptly to notify shareholders of the actions taken.

     The enclosed Consent may only be executed by shareholders of record at the close of business on the Record Date. According to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, there were 7,480,355 Shares outstanding as of November 1, 1996. The Soliciting Shareholder is not aware of any change in the number of outstanding Shares. Each Share outstanding on the Record Date entitles the record holder thereof to cast one vote. The Articles of Incorporation and By-laws do not provide for cumulative voting rights. The Soliciting Shareholder is not aware that any change in control of the Company has occurred since the beginning of the Company's last fiscal year and is not aware of any arrangements the operation of which may at a subsequent date result in a change in control of the Company. Shareholders will not have any dissenters' rights with respect to the matter as to which consents are being solicited.

     IF YOUR SHARES WERE HELD IN THE NAME OF A BROKERAGE FIRM, BANK OR NOMINEE ON THE RECORD DATE, ONLY SUCH FIRM CAN EXECUTE A CONSENT COVERING THOSE SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR THE BLUE CONSENT TO BE EXECUTED WITH RESPECT TO YOUR SHARES AND DELIVERED AS DESCRIBED ABOVE. "BROKER NON-VOTES" (I.E., SHARES HELD BY BROKERS OR NOMINEES AS TO WHICH INSTRUCTIONS HAVE NOT BEEN RECEIVED FROM THE BENEFICIAL OWNERS OR PERSONS ENTITLED TO VOTE OR THAT THE BROKER DOES NOT HAVE DISCRETIONARY POWER TO VOTE ON A PARTICULAR MATTER) WILL BE TREATED AS SHARES AS TO WHICH A CONSENT TO THE PROPOSED ACTIONS WAS WITHHELD.

SOLICITATION OF CONSENTS

     Consents will be solicited by mail, telephone or telegraph and in person. Solicitation will be made by employees of Basswood Management, in its capacity as general partner of Basswood Partners, L.P., which is general partner of the Soliciting Shareholder. It is anticipated that approximately seven persons will be employed by the Soliciting Shareholder in this manner to solicit shareholders.

     BROKERS, CUSTODIANS, NOMINEES AND FIDUCIARIES WILL BE REQUESTED TO FORWARD SOLICITATION MATERIAL TO BENEFICIAL OWNERS OF THE SHARES. THE SOLICITING SHAREHOLDER WILL REIMBURSE BROKERS, CUSTODIANS, NOMINEES AND FIDUCIARIES FOR THEIR REASONABLE EXPENSES FOR SENDING SOLICITATION MATERIAL AND CONSENTS TO THE BENEFICIAL OWNERS OF SHARES.

     The costs of solicitation will be borne by the Soliciting Shareholder. Total expenditures for solicitation (including fees for attorneys, advertising, printing, transportation and other costs incidental to the solicitation) are estimated to be approximately $200,000. The total amount of such expenditures made to date is estimated to be less than $20,000. The Soliciting Shareholder may seek reimbursement from the Company for all of such expenses if the Company's Board of Directors is expanded and the Nominees are elected to the Board. Such reimbursement will not be submitted to a vote of the shareholders.

     AGAIN, IF YOU HAVE ANY QUESTIONS CONCERNING THIS CONSENT SOLICITATION OR THE PROCEDURE TO BE FOLLOWED TO EXECUTE AND DELIVER A CONSENT, PLEASE CONTACT BASSWOOD FINANCIAL PARTNERS, L.P., 52 FOREST AVENUE, PARAMUS, NEW JERSEY 07652; TELEPHONE (201) 843-3644.

REVOCABILITY OF SIGNED CONSENTS

     Section 603(c) of the GCL provides that any shareholder giving a written consent, or the shareholder's proxyholders, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the Company prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the Company, but may not do so thereafter. Such revocation shall be effective upon its receipt by the Secretary of the Company. The revocation may be delivered to the Company at 3800 East LaPalma Avenue, Anaheim, California 92807, Attention: Secretary, or to any other address provided by the Company. Although a revocation delivered only to the Secretary of the Company will be effective, the Soliciting Shareholder requests that, if a revocation is delivered to the Company, a copy of the revocation also be delivered to the Soliciting Shareholder at the address set forth above, so that the Soliciting Shareholder will be aware of all revocations and can more accurately determine if and when the actions described herein have received the requisite approval.

     WE RECOMMEND, AND REQUEST, THE EXECUTION OF THE ENCLOSED BLUE FORM OF CONSENT TO EFFECT THE EXPANSION OF THE COMPANY'S BOARD OF DIRECTORS BY THREE MEMBERS AND THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY TO FILL THOSE THREE VACANCIES.

     YOUR CONSENT IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED BLUE FORM OF CONSENT AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.



                  SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Company (i) must have been received by the Company at its offices at 3800 East LaPalma Avenue, Anaheim, California 92807,
Attention: Secretary, no later than January 24, 1997, and (ii) must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting.

March 21, 1997

                                               BASSWOOD FINANCIAL PARTNERS, L.P.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS CONSENT SOLICITATION, CALL THE SOLICITING SHAREHOLDER AT (201) 843-3644.

                                                                      APPENDIX A


                          TEXT OF PROPOSED RESOLUTIONS

RESOLUTION NUMBER 1:

           RESOLVED, that Section 2(a) of Article III of the By-laws of SC Bancorp be amended and restated to read in its entirety as follows, effective as of the date on which the consents of shareholders effecting such amendment and restatement shall have been delivered to SC Bancorp at its principal executive offices.

                "(a) The number of Directors shall be twelve (12). Commencing with the 1993 annual meeting of shareholders, the Board of Directors shall be divided into three classes, Class I, Class II and Class III, each having four Directors. At the 1993 annual meeting of shareholders, Directors of the first class (Class I) shall be elected to hold office for a term expiring at the 1994 annual meeting of shareholders; Directors of the second class (Class II) shall be elected to hold office for a term expiring at the 1995 meeting of shareholders; and Directors of the third class (Class III) shall be elected to hold office for a term expiring at the 1996 annual meeting of shareholders. At each annual meeting of shareholders after 1993, the successors to the class of Directors whose terms then shall expire shall be identified as being of the same class as the directors they succeed and elected to hold office for a term expiring at the third succeeding annual meeting of shareholders. Notwithstanding the foregoing, whenever the holders of the preferred stock or preference stock issued by the Corporation shall have the right, voting separately by class, to elect Directors at an annual or special meeting of shareholders, the election, term of office and filling of vacancies of such Directors shall be governed by the terms of the Articles of Incorporation applicable thereto, and such Directors so elected shall not be divided into classes pursuant to this paragraph. Directors elected by a vote of the holders of preferred stock or preference stock as provided in the Articles of Incorporation shall hold office only so long as is required by the Articles of Incorporation.

                "If at any meeting for the election of Directors, more than one class of stock, voting separately as classes, shall be entitled to elect one or more Directors and there shall be a quorum of only one such class of stock, that class of stock shall be entitled to elect its quota of Directors notwithstanding the absence of a quorum of the other class or classes of stock."

RESOLUTION NUMBER 2:

           RESOLVED, that Paul W. Kurzeka be elected as a Class I director of the Company, to serve until the 1997 annual meeting of shareholders, that William M. Tomlinson II be elected as a Class II director of the Company, to serve until the 1998 annual meeting of shareholders, and that Bennett Lindenbaum be elected as a Class III director of the Company, to serve until the 1999 annual meeting of shareholders.

                                                                      APPENDIX B

             INFORMATION CONCERNING THE NOMINEES AND THE SOLICITING
                          SHAREHOLDER RELATED PARTIES

      The following table sets forth the name, business address, present principal occupation and the number of shares of Common Stock of the Company beneficially owned by each of (i) the Nominees, (ii) the Soliciting Shareholder,
(iii) certain associates and related parties of the Soliciting Shareholder,  and
(iv) other participants in the solicitation (as defined in the rules and regulations under the Exchange Act).


                                                                            NO. OF
                                                                            SHARES              PERCENT
NAME AND                                                                  BENEFICIALLY            OF
BUSINESS ADDRESS                      PRESENT PRINCIPAL OCCUPATION           OWNED              CLASS
----------------                      ----------------------------        ------------          -------


Paul W. Kurzeka                       Senior Partner,                     5,000(1)                 *
1000 Town Center Drive                Nordman, Cormany,
Sixth Floor                           Hair & Compton, a law firm.
Oxnard, California 93031

Bennett Lindenbaum                    Vice President,                     730,499(2)             9.77
52 Forest Avenue                      Basswood Management, Inc.,
Paramus, New Jersey 07652             an investment manager.

William M. Tomlinson, II              Chief Financial Officer,            400                      *
250 West Central Avenue               Tomlinson Enterprises,
Brea, California 92821                a property management and
                                      development company.

Basswood Financial Partners,          Investment fund.                    527,094                7.05
  L.P.
52 Forest Avenue
Paramus, New Jersey 07652

Basswood International                Investment fund.                    135,534                1.81
  Fund, Inc.
52 Forest Avenue
Paramus, New Jersey 07652

1992 Garden State Trust               Family investment trust.            60,305                   *
52 Forest Avenue
Paramus, New Jersey 07652

Whitewood Financial Partners,         Investment fund.                    7,566                    *
  L.P.
52 Forest Avenue
Paramus, New Jersey 07652

Basswood Partners, L.P.               Money management                    730,499(2)             9.77
52 Forest Avenue
Paramus, New Jersey 07652

Basswood Management, Inc.             Money management                    730,499(2)             9.77
52 Forest Avenue
Paramus, New Jersey 07652

Etzioni Partners, L.P.                Investment partnership              730,499(2)             9.77
52 Forest Avenue
Paramus, New Jersey 07652

Matthew Lindenbaum                    Money manager                       730,599(3)             9.77

                                                                      APPENDIX B






                                                                            NO. OF
                                                                            SHARES              PERCENT
NAME AND                                                                  BENEFICIALLY            OF
BUSINESS ADDRESS                      PRESENT PRINCIPAL OCCUPATION           OWNED              CLASS
----------------                      ----------------------------        ------------          -------


Debbie Coticchio                      Financial reporting                 0                      0

Mark Samit                            Financial reporting                 0                      0

Brian Jackelow                        Financial reporting                 0                      0

Adam Hurwich                          Financing reporting                 0                      0

Kristen Glenn                         Clerical                            0                      0

--------------------

*   Less than one percent of the outstanding Shares.

1. All of such Shares are held by Mr. Kurzeka as Trustee of the Paul W. Kurzeka Revocable Trust dated April 1, 1990.

2. All of such Shares are held by the Soliciting Shareholder, Garden State, Basswood International and Whitewood.

3. Of such Shares, 100 Shares are held by Matthew Lindenbaum and 730,499 Shares are held by the Soliciting Shareholder, Garden State, Basswood International and Whitewood.

                                                                      APPENDIX C


                          PURCHASES AND SALES OF SHARES


     On December 26, 1995, Mr. Tomlinson sold 1,476 Shares in open market transactions. On July 22, 1996, Mr. Kurzeka, as Trustee of the Paul W. Kurzeka Revocable Trust dated April 1, 1990, purchased 2,000 Shares, using funds in his law firm profit sharing account.

     On October 2, 1996, Matthew Lindenbaum purchased 100 Shares using personal funds.

     The following table sets forth information with respect to all purchases and sales of Shares by each of the Soliciting Shareholder, Garden State and Basswood International during the past two years ending on March 11, 1997. Except as indicated in the accompanying notes, no part of such Shares is represented by borrowed funds.


                                                                                     NUMBER OF SHARES
                                                      -------------------------------------------------------------------


        TYPE OF                                            SOLICITING           GARDEN               BASSWOOD             WHITE-
      TRANSACTION                    DATE                 SHAREHOLDER1          STATE2             INTERNATIONAL3         WOOD4
---------------------      ---------------------       ------------------     --------------      ----------------      ----------

Purchase                   March 27, 1995                        800               --                     30              --

Purchase                   March 30, 1995                      8,000               --                    300              --

Purchase                   April 6, 1995                      22,615               --                 10,325              --

Purchase                   April 10, 1995                      5,470               --                    505              --

Purchase                   April 13, 1995                      5,930               --                    545              --

Purchase                   May 8, 1995                        18,370               --                     --              --

Purchase                   May 9, 1995                            --               --                     --              --

Purchase                   June 9, 1995                       30,920               --                  2,600              --

Purchase                   July 7, 1995                           --               --                  2,655              --

Sale                       August 1, 1995                         --               --                     --              --

--------

1 The Shares purchased by the Soliciting Shareholder were purchased with partnership funds and the proceeds of margin borrowings. All but 248,949 Shares are held in the Soliciting Shareholder's margin account at Goldman, Sachs & Co. Such margin account had a debit balance as of January 15, 1997 of approximately $50,555,000.

2 The Shares purchased by Garden State were purchased with trust funds and the proceeds of margin borrowings. All Shares are held in Garden State's margin account at Goldman, Sachs & Co. Such margin account had a debit balance as of January 15, 1997 of approximately $25,589,000.

3 The Shares purchased by Basswood International were purchased with corporate funds and the proceeds of margin borrowings. All but 27,643 Shares are held in Basswood International's margin account at Goldman, Sachs & Co. Such margin account had a debit balance as of January 15, 1997 of approximately $14,332,000.

4 The Shares purchased by Whitewood were purchased with partnership funds and the proceeds of margin borrowings. All Shares are held in Whitewood's margin account at Goldman, Sachs & Co. Such margin account had a debit balance as of January 15, 1997 of approximately $153,000.


                                                                                     NUMBER OF SHARES
                                                      -------------------------------------------------------------------


        TYPE OF                                            SOLICITING           GARDEN               BASSWOOD             WHITE-
      TRANSACTION                    DATE                 SHAREHOLDER1          STATE2             INTERNATIONAL3         WOOD4
---------------------      ---------------------       ------------------     --------------      ----------------      ----------

Purchase                   August 1, 1995                         --               --                  3,778                  --

Purchase                   August 1, 1995                         --               --                 11,870                  --

Sale                       August 1, 1995                         --               --                     --                  --

Sale                       August 1, 1995                         --               --                     --                  --

Purchase                   August 29, 1995                     5,600               --                    890                  --

Purchase                   August 30, 1995                     6,633               --                  1,053                  --

Purchase                   August 31, 1995                     2,653               --                    421                  --

Purchase                   September 1, 1995                  20,682               --                  4,115                  --

Purchase                   September 1, 1995                      --               --                 10,611                  --

Purchase                   September 6, 1995                  13,279               --                  2,642                  --

Purchase                   September 6, 1995                   1,077               --                    214                  --

Purchase                   September 6, 1995                  35,890               --                  7,140                  --

Sale                       November 1, 1995                       --               --                  1,768                  --

Purchase                   November 1, 1995                    6,203               --                     --                  --

Purchase                   December 22, 1995                  50,294               --                 11,118                  --

Purchase                   December 27, 1995                  49,655               --                 10,345                  --

Purchase                   December 28, 1995                 151,724               --                 33,276                  --

Purchase                   December 29, 1995                     833               --                    167                  --

Sale                       January 2, 1996                    11,822               --                     --                  --

Purchase                   January 2, 1996                        --               --                 11,822                  --

Sale                       April 9, 1996                      12,344               --                     --                  --

Purchase                   April 9, 1996                          --               --                 12,344                  --

Sale                       January 10, 1996                       --               --                  6,097                  --

Purchase                   January 10, 1996                    6,097               --                     --                  --

Sale                       July 1, 1996                       66,194               --                  6,881                  --

Purchase                   July 1, 1996                           --           73,075                     --                  --

Purchase                   October 2, 1996                        --               --                  5,290                  --

Purchase                   October 14, 1996                    7,133              995                  1,872                  --

Sale                       October 24, 1996                       --           27,780                     --                  --

Purchase                   October 24, 1996                   22,017               --                  5,763                  --

Purchase                   October 31, 1996                      714               99                    187                  --

Purchase                   November 29, 1996                      --            1,000                     --                  --



                                                                                     NUMBER OF SHARES
                                                      -------------------------------------------------------------------


        TYPE OF                                             SOLICITING           GARDEN               BASSWOOD             WHITE-
      TRANSACTION                    DATE                  SHAREHOLDER1          STATE2             INTERNATIONAL3         WOOD4
---------------------      ---------------------        ------------------     --------------      ----------------      ----------

Sale                       December 6, 1996                    22,017               --                  5,763                 --

Purchase                   December 6, 1996                        --           27,780                     --                 --

Sale                       December 9, 1996                        --            6,471                  2,621                 --

Purchase                   December 9, 1996                     9,092               --                     --                 --

Sale                       January 8, 1997                      5,074            4,989                     --

Purchase                   January 8, 1997                         --               --                  3,051              7,012

Sale                       March 11, 1997                          --            3,404                  3,170                 --

Purchase                   March 11, 1997                       6,020               --                     --                554

                                                                      APPENDIX D


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 1, 1996 (except for information relating to the Soliciting Shareholder and related parties, as to which information is provided as of the date of this Consent Statement), the beneficial owners of more than 5% of the outstanding Shares based on data published by the Company. In addition, the table sets forth information concerning beneficial ownership of the Shares by all current directors of the Company and its subsidiary, Southern California Bank, by each of the executive officers named in the summary compensation table in the Company's proxy statement for the 1996 annual meeting of shareholders and by all directors and executive officers of the Company and Southern California Bank as a group. Such proxy statement states that the number of shares beneficially owned by each director or executive officer is determined under the rules of the Commission, and such information is not necessarily indicative of beneficial ownership for any other purpose. Such proxy statement states that unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.


                                                  AMOUNT AND NATURE OF
     NAME AND ADDRESS                          BENEFICIAL OWNERSHIP OF THE
          OF                                        COMPANY'S COMMON                    PERCENT
     BENEFICIAL OWNER                                  STOCK(1)                        OF CLASS
     ----------------                          ---------------------------             --------

Basswood Partners L.P.                                  730,499 Shares                  9.77%
Bennett Lindenbaum,
52 Forest Avenue
Paramus, NJ  07652

Matthew Lindenbaum                                      730,599 Shares                  9.77%
52 Forest Avenue
Paramus, NJ  07652

Frank Neeld Tomlinson, II                           406,090 Shares (2)                  5.43%
P.O. Box 2577
Capistrano Beach, CA  92624

N. Keith Abbott                                       6,347 Shares (3)                   *

Robert C. Ball                                       42,145 Shares (4)                   *

H.A. Beisswenger                                     31,656 Shares (5)                   *

Michael V. Cummings                                  39,250 Shares (6)                   *

James E. Cunningham                                  37,711 Shares (7)                   *

William C. Greenbeck                                168,747 Shares (8)                  2.26%

Larry D. Hartwig                                     89,057 Shares (9)                  1.18%

David A. McCoy                                      44,500 Shares (10)                   *

Mark B. Metzinger                                    3,000 Shares (11)                   *

Irving J. Pinsky                                   186,218 Shares (12)                  2.49%

Bruce W. Roat                                       14,000 Shares (13)                   *

Peer A. Swan                                        20,122 Shares (14)                   *

Donald E. Wood                                     106,485 Shares (15)                  1.42%



                                                  AMOUNT AND NATURE OF
     NAME AND ADDRESS                          BENEFICIAL OWNERSHIP OF THE
          OF                                        COMPANY'S COMMON                    PERCENT
     BENEFICIAL OWNER                                  STOCK(1)                        OF CLASS
     ----------------                          ---------------------------             --------

All Directors and executive officers as a               813,238 Shares                 10.62%
      group (14 persons including those
      named above)

---------------------------


*   Represents holdings of less than 1.0%.

** In computing the percentage of shares beneficially owned, the number of shares which the person or group has the right to acquire within 60 days of April 1, 1996 are deemed outstanding for the purposes of computing the percentage of Common Stock beneficially owned by such person or group, but are not deemed outstanding for the purpose of computing the percentage of shares beneficially owned by any other person.

(1) Except as  otherwise  indicated,  such  information  was  obtained  from the
    Company's   proxy  statement  for  the  Company's  1996  annual  meeting  of shareholders.

(2) Based on Schedule 13D filed with the Commission on February 17, 1996. Mr. Tomlinson has shared voting power as to 306,090 shares and sole voting power as to 100,556 shares.

(3) Mr. Abbott has sole voting and investment power as to 3,347 shares. Includes 3,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(4) Mr. Ball has shared voting and investment power as to 17,223 shares and sole voting and investment power as to 24,922 shares.

(5) Mr. Beisswenger has shared voting and investment power as to 28,656 shares. Includes 3,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(6) Mr. Cummings has shared voting and investment power as to 7,250 shares. Includes 32,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(7) Mr. Cunningham has shared voting power as to 16,408 shares and sole voting power as to 18,303 shares. Mr. Cunningham has sole investment power over 34,711 shares. Includes 3,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(8) Mr. Greenbeck has sole voting and investment power as to 103,174 shares and shared voting and investment power as to 50,000 shares. Includes 9,073 shares held by Aileen G. Lima, Mr. Greenbeck's mother, as to which shares Mr. Greenbeck disclaims beneficial ownership. Includes 6,500 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(9) Mr. Hartwig has sole voting and investment power as to 20,000 shares and shared voting and investment power as to 5,057 shares. Includes 64,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(10)Mr. McCoy has sole voting and investment power as to 17,500 shares. Includes 27,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(11)Mr. Metzinger's ownership consists of 3,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(12)Mr. Pinsky has shared voting and investment power as to 18,000 shares and sole voting and investment power as to 161,718 shares. Includes 6,500 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(13)Mr. Roat's ownership consists of 14,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

(14)Mr. Swan has sole voting and investment power as to 17,122 shares. Includes 3,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

                                      D-2

(15)Mr. Wood has sole voting and investment power as to 103,485 shares. Includes 3,000 shares acquirable by stock options exercisable within 60 days of April 1, 1996.

                     IF YOU HAVE ANY QUESTIONS ABOUT GIVING
                   YOUR CONSENT OR REQUIRE ASSISTANCE, PLEASE
                                    CONTACT:



                        BASSWOOD FINANCIAL PARTNERS, L.P.
                                52 FOREST AVENUE
                            PARAMUS, NEW JERSEY 07652

                                 (201) 843-3644

           WRITTEN CONSENT IN LIEU OF SPECIAL MEETING OF SHAREHOLDERS

                                       OF

                                   SC BANCORP


     The following resolutions are approved and adopted by the Stockholders who have signed this Consent, or a counterpart hereof (this Consent and all counterparts being hereby deemed to constitute a single Consent) without a meeting, pursuant to Sections 603(a) and 305(b) of the California General Corporations Law and SC Bancorp's By-laws, all as more particularly described in the Consent Statement dated March 21, 1997, receipt of which is hereby acknowledged. The resolutions set forth herein shall be effective when unrevoked Consents, or counterparts thereof, representing a majority of the outstanding shares of the Common Stock of SC Bancorp, have been executed and delivered by or on behalf of shareholders of record on February 28, 1997. This Consent expires at the close of business on April 29, 1997.

          BASSWOOD FINANCIAL PARTNERS, L.P. STRONGLY RECOMMENDS A VOTE
                     FOR EACH OF THE FOLLOWING RESOLUTIONS.

RESOLUTION NUMBER ONE: AMENDMENT OF THE BY-LAWS OF SC BANCORP.

     RESOLVED, that Section 2(a) of Article III of the By-laws of SC Bancorp be amended and restated to read in its entirety as follows, effective as of the date on which the consents of shareholders effecting such amendment and restatement shall have been delivered to SC Bancorp at its principal executive offices.

         "(a) The number of Directors shall be twelve (12). Commencing with the 1993 annual meeting of shareholders, the Board of Directors shall be divided into three classes, Class I, Class II and Class III, each having four Directors. At the 1993 annual meeting of shareholders, Directors of the first class (Class I) shall be elected to hold office for a term expiring at the 1994 annual meeting of shareholders; Directors of the second class (Class II) shall be elected to hold office for a term expiring at the 1995 meeting of shareholders; and Directors of the third class (Class III) shall be elected to hold office for a term expiring at the 1996 annual meeting of shareholders. At each annual meeting of shareholders after 1993, the successors to the class of Directors whose terms then shall expire shall be identified as being of the same class as the directors they succeed and elected to hold office for a term expiring at the third succeeding annual meeting of shareholders. Notwithstanding the foregoing, whenever the holders of the preferred stock or preference stock issued by the Corporation shall have the right, voting separately by class, to elect Directors at an annual or special meeting of shareholders, the election, term of office and filling of vacancies of such Directors shall be governed by the terms of the Articles of Incorporation applicable thereto, and such Directors so elected shall not be divided into classes pursuant to this paragraph. Directors elected by a vote of the holders of preferred stock or preference stock as provided in the Articles of Incorporation shall hold office only so long as is required by the Articles of Incorporation.

         "If at any meeting for the election of Directors, more than one class of stock, voting separately as classes, shall be entitled to elect one or more Directors and there shall be a quorum of only one such class of stock, that class of stock shall be entitled to elect its quota of Directors notwithstanding the absence of a quorum of the other class or classes of stock."

           ___  APPROVE         ___  DISAPPROVE           ___ ABSTAIN

RESOLUTION TWO:  ELECTION OF DIRECTORS

     RESOLVED, that Paul W. Kurzeka be elected as a Class I director of the Company, to serve until the 1997 annual meeting of shareholders, that William M. Tomlinson II be elected as a Class II director of the Company, to serve until the 1998 annual meeting of shareholders, and that Bennett Lindenbaum be elected as a Class III director of the Company, to serve until the 1999 annual meeting of shareholders.

            ___  FOR             ___  AGAINST         ___ ABSTAIN

INSTRUCTION: ONLY COMPLETE RESOLUTION TWO IF YOU CHECKED APPROVE IN RESOLUTION ONE. TO VOTE FOR OR WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, CHECK THE APPROPRIATE BOX ABOVE. TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THE NAME OF SUCH NOMINEE IN THE FOLLOWING SPACE:

--------------------------------------------------------------------------------












If not otherwise specified, this Consent will be voted to APPROVE Resolution Number One and FOR Resolution Number Two.

Date:  ____________

                           --------------------------------------
                           Signature(s) of Shareholder(s)

                           --------------------------------------
                           [Typed or Printed Name(s) of Shareholder(s)]

                           --------------------------------------
                           Title(s)

                           --------------------------------------
                           (Number of Shares)


 PLEASE SIGN, DATE, AND MAIL THIS CONSENT PROMPTLY USING THE ENCLOSED ENVELOPE.